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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, dated January 26, 1998, into the Company's previously filed Registration Statement File Nos. 333-00300, 333-02196, 333-19367 and 333-22675.

                                          Arthur Andersen, LLP

Boston, Massachusetts
March 27, 1998